   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 23, 1998


                                                      REGISTRATION NO. 333-34627
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004
                         ------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------


                            PETER KIEWIT SONS', INC.
                     (FORMERLY KNOWN AS PKS HOLDINGS, INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         ------------------------------

          STATE OF DELAWARE                           91-1842817                               161,162
   (State Or Other Jurisdiction Of       (I.R.S. Employer Identification No.)        (Primary Standard Industrial
    Incorporation Or Organization)                                                   Classification Code Number)

                         ------------------------------


                          LEVEL 3 COMMUNICATIONS, INC.
                  (FORMERLY KNOWN AS PETER KIEWIT SONS', INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          STATE OF DELAWARE                           47-0210602                        1221, 161, 4813, 7374
   (State Or Other Jurisdiction Of       (I.R.S. Employer Identification No.)        (Primary Standard Industrial
    Incorporation Or Organization)                                                   Classification Code Number)



           PETER KIEWIT SONS', INC.                       LEVEL 3 COMMUNICATIONS, INC.
               1000 KIEWIT PLAZA                               3555 Farnam Street
             OMAHA, NEBRASKA 68131                            OMAHA, NEBRASKA 68131
                (402) 342-2052                                   (402) 536-3677


              (Address, Including Zip Code, And Telephone Number,
     Including Area Code, Of Each Registrant's Principal Executive Offices)
                         ------------------------------


            TOBIN A. SCHROPP, ESQ.                          MATTHEW J. JOHNSON, ESQ.
           PETER KIEWIT SONS', INC.                       LEVEL 3 COMMUNICATIONS, INC.
               1000 KIEWIT PLAZA                                1000 KIEWIT PLAZA
             OMAHA, NEBRASKA 68131                            OMAHA, NEBRASKA 68131
                (402) 342-2052                                   (402) 536-3677


 (Name, Address, Including Zip Code, And Telephone Number, Including Area Code,
                    Of Each Registrant's Agent For Service)

                                     COPIES TO:


                              JOHN S. D'ALIMONTE, ESQ.
                            WILLKIE FARR & GALLAGHER
                               787 SEVENTH AVENUE
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10019
                                 (212) 821-8000



    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: Not applicable.


    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with
General Instruction G, check the following box. [   ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

ITEM 21.       EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    Exhibits


                                                                                                       SEQUENTIAL
  EXHIBIT NO.                                        DESCRIPTION                                        PAGE NO.
-----------------  -------------------------------------------------------------------------------  -----------------

         2.1*      Form of Separation Agreement between PKS Holdings and PKS

         3.1*      Restated Certificate of Incorporation of PKS (incorporated by reference to
                   Exhibit 3.1 to the PKS Annual Report on Form 10-K for the fiscal year ended
                   December 28, 1996 which incorporates by reference Exhibit 3.1 to the PKS Annual
                   Report on Form 10-K for the fiscal year ended December 28, 1991)

         3.2*      Amended and Restated By-laws of PKS (incorporated by reference to Exhibit 3.4 to the PKS Annual Report on Form 10-K for the fiscal year ended December 28,
                   1996 which incorporates by reference Exhibit 3.4 to the PKS Annual Report on
                   Form 10-K for the fiscal year ended December 26, 1992)

         3.3*      Form of Proposed Restated Certificate of Incorporation of PKS (included as
                   Appendix E-II to the Proxy Statement/Joint Prospectus contained herein)

         3.4*      Form of Proposed Amended and Restated By-laws of PKS

         3.5*      Certificate of Incorporation of PKS Holdings

         3.6*      By-laws of PKS Holdings

         3.7*      Form of Proposed Restated Certificate of Incorporation of PKS Holdings
                   (included as Appendix D to the Proxy Statement/Joint Prospectus contained herein)

         3.8*      Form of Proposed Restated By-laws of PKS Holdings

        4.1**      Rights Agreement, dated as of May 29, 1998, between Level 3 Communications,
                   Inc. and Norwest Bank Minnesota, N.A., as Rights Agent

           5*      Opinion of Willkie Farr & Gallagher relating to legality of the PKS Holdings
                   Stock, the Class R Stock and the Diversified Holdings Stock issuable upon conversion of the Class R Stock

         8.1*      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to certain U.S.
                   income tax matters

         8.2*      Opinion of Blake, Cassels & Graydon relating to certain Canadian federal income tax matters

          8.3      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated March 31, 1998, relating to certain U.S. income tax matters

                                                                                                       SEQUENTIAL
  EXHIBIT NO.                                        DESCRIPTION                                        PAGE NO.
-----------------  -------------------------------------------------------------------------------  -----------------
          8.4      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated June 12, 1998, relating to certain U.S. income tax matters

          15*      Letter of Coopers & Lybrand L.L.P. relating to unaudited pro forma financial information of PKS and Kiewit Construction and Mining Group

        23.1*      Consent of Coopers & Lybrand L.L.P. relating to PKS and PKS Holdings financial statements

        23.2*      Consent of Willkie Farr & Gallagher (included in its opinion filed as Exhibit
                   5)

        23.3*      Consent of Gleacher NatWest, Inc.

        23.4*      Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in its opinions filed as Exhibits 8.1, 8.3 and 8.4)

        23.5*      Consent of Blake, Cassels & Graydon (included in its opinion filed as Exhibit
                   8.2)

          24*      Powers of Attorney (included on the signature pages of the Registration
                   Statement as filed with the Commission on August 29, 1997)

        99.2*      Executive Engagement Agreement among James Q. Crowe, PKS and KDG

        99.3*      Consent of R. Douglas Bradbury

        99.4*      Consent of Robert E. Julian

        99.5*      Consent of David C. McCourt

        99.6*      Consent of Michael B. Yanney


------------------------


 *  Previously Filed



** Incorporated by reference to Amendment No. 1 to Form 8-A of Level 3 Communications, Inc., dated June 10, 1998

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, each of the Registrants has duly caused Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Omaha, Nebraska on September 1, 1998.



  LEVEL 3 COMMUNICATIONS, INC.                     PETER KIEWIT SONS', INC.
  (formerly known as Peter Kiewit Sons', Inc.)     (formerly known as PKS Holdings, Inc.)

                 /s/ MATTHEW J. JOHNSON                            /s/ THOMAS C. STORTZ
  By:                                              By:
        ----------------------------------------         ----------------------------------------
                   Matthew J. Johnson                                Thomas C. Stortz
            Vice President--Corporate Legal                              Director

              LEVEL 3 COMMUNICATIONS, INC. DIRECTORS AND OFFICERS


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

              *                 Chairman                    September 20, 1998
------------------------------
      Walter Scott, Jr.

              *                 Director, President and     September 20, 1998
------------------------------    Chief Executive Officer
        James Q. Crowe            (principal executive
                                  officer)

              *                 Director                    September 20, 1998
------------------------------
     William L. Grewcock

              *                 Director                    September 20, 1998
------------------------------
      Kenneth E. Stinson

   /s/ R. DOUGLAS BRADBURY      Director, Executive Vice    September 20, 1998
------------------------------    President and Chief
     R. Douglas Bradbury          Financial Officer
                                  (principal financial and
                                  accounting officer)

              *                 Director                    September 20, 1998
------------------------------
       Richard R. Jaros

              *                 Director                    September 20, 1998
------------------------------
     Robert B. Daugherty

              *                 Director                    September 20, 1998
------------------------------
      Charles M. Harper

     /s/ DAVID C. MCCOURT       Director                    September 20, 1998
------------------------------
       David C. McCourt

    /s/ MICHAEL B. YANNEY       Director                    September 20, 1998
------------------------------
      Michael B. Yanney

     /s/ ROBERT E. JULIAN       Director                    September 20, 1998
------------------------------
       Robert E. Julian


    Matthew J. Johnson, by signing his name below, signs this document on behalf of each of the above-named persons specified by an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in Registrants' Registration Statement on August 29, 1997.

    /s/ MATTHEW J. JOHNSON      Attorney-in-fact
------------------------------
      Matthew J. Johnson

                PETER KIEWIT SONS', INC. DIRECTORS AND OFFICERS


    Pursuant to the requirements of Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                 TITLE                    DATE
------------------------------  --------------------------  -------------------

              *                 Director                    September 20, 1998
------------------------------
      Walter Scott, Jr.

              *                 Chairman, President, Chief  September 20, 1998
------------------------------    Executive Officer and
      Kenneth E. Stinson          Director

              *                 Executive Vice President    September 20, 1998
------------------------------    and Director
        Richard Geary

              *                 Executive Vice President    September 20, 1998
------------------------------    and Director
     George B. Toll, Jr.

              *                 Executive Vice President    September 20, 1998
------------------------------    and Director
      Bruce E. Grewcock

     /s/ THOMAS C. STORTZ       Vice President and          September 20, 1998
------------------------------    Director
       Thomas C. Stortz

              *                 Director                    September 20, 1998
------------------------------
       Richard W. Colf

              *                 Director                    September 20, 1998
------------------------------
       Tait P. Johnson

SIGNATURE                                 TITLE                    DATE
------------------------------  --------------------------  -------------------

              *                 Director                    September 20, 1998
------------------------------
      Allan K. Kirkwood

              *                 Director                    September 20, 1998
------------------------------
     William L. Grewcock

              *                 Director                    September 20, 1998
------------------------------
        James Q. Crowe

              *                 Director                    September 20, 1998
------------------------------
      Peter Kiewit, Jr.

              *                 Vice President and          September 20, 1998
------------------------------    Treasurer (Principal
        Kenneth Jantz             Accounting Officer)

              *                 Vice President (Principal   September 20, 1998
------------------------------    Financial Officer)
      Stephen A. Sharpe


    Thomas C. Stortz, by signing his name below, signs this document on behalf of each of the above-named persons specified by an asterisk (*), pursuant to a power of attorney duly executed by such persons, filed with the Securities and Exchange Commission in Registrants' Registration Statement on August 29, 1997.

            /s/ THOMAS C. STORTZ               Attorney-in-fact
--------------------------------------------
              Thomas C. Stortz

                                 EXHIBIT INDEX


                                                                                                       SEQUENTIAL
  EXHIBIT NO.                                        DESCRIPTION                                        PAGE NO.
-----------------  -------------------------------------------------------------------------------  -----------------
         2.1*      Form of Separation Agreement between PKS Holdings and PKS
         3.1*      Restated Certificate of Incorporation of PKS (incorporated by reference to
                     Exhibit 3.1 to the PKS Annual Report on Form 10-K for the fiscal year ended
                     December 28, 1996 which incorporates by reference to Exhibit 3.1 to the PKS
                     Annual Report on Form 10-K for the fiscal year ended December 28, 1991)
         3.2*      Amended and Restated By-laws of PKS (incorporated by reference to Exhibit 3.4 to the PKS Annual Report on Form 10-K for the fiscal year ended December 28,
                     1996 which incorporates by reference to Exhibit 3.4 to the PKS Annual Report on Form 10-K for the fiscal year ended December 26, 1992)
         3.3*      Form of Proposed Restated Certificate of Incorporation of PKS (included as
                     Appendix E-II to the Proxy Statement/Joint Prospectus contained herein)
         3.4*      Form of Proposed Amended and Restated By-laws of PKS
         3.5*      Certificate of Incorporation of PKS Holdings
         3.6*      By-laws of PKS Holdings
         3.7*      Form of Proposed Restated Certificate of Incorporation of PKS Holdings
                     (included as Appendix D to the Proxy Statement/Joint Prospectus contained herein)
         3.8*      Form of Proposed Restated By-laws of PKS Holdings
        4.1**      Rights Agreement, dated as of May 29, 1998, between Level 3 Communications,
                     Inc. and Norwest Bank Minnesota, N.A., as Rights Agent
           5*      Opinion of Willkie Farr & Gallagher relating to legality of the PKS Holdings
                     Stock, the Class R Stock and the Diversified Holdings Stock issuable upon conversion of the Class R Stock
         8.1*      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to certain U.S.
                     income tax matters
         8.2*      Opinion of Blake, Cassels & Graydon relating to certain Canadian federal income tax matters
          8.3      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated March 31, 1998, relating to certain U.S. income tax matters
          8.4      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP. dated June 12, 1998, relating to certain U.S. income tax matters
          15*      Letter of Coopers & Lybrand L.L.P. relating to unaudited pro forma financial information of PKS and Kiewit Construction and Mining Group
        23.1*      Consent of Coopers & Lybrand L.L.P. relating to PKS and PKS Holdings financial statements
        23.2*      Consent of Willkie Farr & Gallagher (included in its opinion filed as Exhibit
                     5)
        23.3*      Consent of Gleacher NatWest, Inc.
        23.4*      Consents of Skadden, Arps, Slate, Meagher & Flom LLP (included in its opinions filed as Exhibits 8.1, 8.3 and 8.4)
        23.5*      Consent of Blake, Cassels & Graydon (included in its opinion filed as Exhibit
                     8.2)
          24*      Powers of Attorney (included on the signature pages of the Registration
                     Statement as filed with the Commission on August 29, 1997)
        99.2*      Executive Engagement Agreement among James Q. Crowe, PKS and KDG
        99.3*      Consent of R. Douglas Bradbury
        99.4*      Consent of Robert E. Julian
        99.5*      Consent of David C. McCourt
        99.6*      Consent of Michael B. Yanney


------------------------

 *  Previously Filed


** Incorporated by Reference to Amendment No. 1 to Form 8-A of Level 3 Communications, Inc., dated June 10, 1998